Equity	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
EQUITY

NOTE 10 – EQUITY

a)	Shares of Common Stock confer upon their holders the right to participate and vote in general shareholders' meetings, to share in the distribution of dividends if declared by the Company and the right to receive assets of the Company upon its liquidation.

Shares of Preferred Stock conferred on their holders all rights accruing to holders of Common Stock, and, in addition, contained certain conversion and preference rights. Preferred A, Preferred B and Preferred C Stock also conferred upon their holders the right to receive an annual dividend amount equal to the original issue price of each Preferred Stock plus a cumulative preference of 6% of the original issue price per annum compounded annually until the lapse of two years from their issuance date.

Accumulated unpaid dividends to series A, series B and series C Convertible Preferred Stock holders as of the date of the Merger were $2,071.

b)	As described in footnotes 1 and 7, on March 26, 2019, the Company completed the Merger with Bioblast Pharma Ltd. In connection with the Merger, all outstanding shares of Enlivex R&D were exchanged for Ordinary Shares at a rate of 0.0484 Ordinary Shares for each share of Enlivex R&D common stock.

Also prior to and in connection with the Merger, the Company effected a 1-for-8 reverse stock split and changed the total number of shares of all classes authorized to be issued to 45,000,000 with a par value of NIS 0.40 per share. All historical information presented herein has been retroactively restated to reflect the effect of the Merger exchange ratio and reverse stock split in accordance with Accounting Standards Codification Topic 260, "Earnings Per Share".

c)	Upon consummation of the Merger, all outstanding Preferred Stock (4,958,705 shares) with $2,070 accrued and unpaid dividends thereon were converted into 5,479,547 Ordinary Shares, and all outstanding warrants were converted into 20,348 Ordinary Shares.

d)	The Company incurred direct Merger-related costs totaling $655, which were recorded as a reduction to additional paid in capital.

e)	In connection with the Merger, the Company entered into substantially identical securities purchase agreements with certain private investors, pursuant to which the investors purchased an aggregate of 682,631 Ordinary Shares for a purchase price of $12.25 per share, totaling $8,362.

f)	On September 12, 2018 the Company issued 520,263 shares of Series C Preferred Stock for cash consideration of $5,300. During December 2018, the Company issued additional 4,908 shares of Series C Preferred Stock for cash consideration of $50. Issuance costs in relation to the financing round in the amount of $156 were allocated to additional paid in capital. All such shares of Preferred Stock were exchanged for Ordinary Shares upon consummation of the Merger.

g)	On March 22, 2016, Bioblast Pharma Ltd. issued 27,016 warrants exercisable at any time following September 22, 2016 and through their expiration date on September 22, 2021, for an exercise price of $180 per Ordinary Share.

The warrants are classified as a component of shareholders' equity because they are free standing financial instruments that are legally detachable, separately exercisable, do not embody an obligation for the Company to repurchase its own shares, and permit the holders to receive a fixed number of Ordinary Shares upon exercise. In addition, the warrants require physical settlement and do not provide any guarantee of value or return.